Exhibit 99.1

FIRST AMENDMENT TO
PERFORMANCE-BASED RESTRICTED STOCK UNITS AGREEMENT

THIS FIRST AMENDMENT TO PERFORMANCE-BASED RESTRICTED STOCK UNITS AGREEMENT (this “First Amendment”), is made as of October 1, 2009, by and between Maguire Properties, Inc., a Maryland corporation (the “Company”), Maguire Properties, L.P., a Maryland limited partnership (the “Partnership”), and Nelson C. Rising (the “Executive”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the RSU Agreement (as defined below).

WHEREAS, pursuant to that certain Performance-Based Restricted Stock Units Agreement, dated as of May 17, 2008  (the “Grant Date”), between the Company, the Partnership and the Executive (the “RSU Agreement”), the Company granted the Executive restricted stock units for 1,250,000 shares of its common stock under the terms of the Second Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P.;

WHEREAS, Section 3.7 of the RSU Agreement provides that the RSU Agreement may be amended pursuant to a written agreement signed by the Company and the Executive; and

WHEREAS, the Company, the Partnership and the Executive desire to amend the RSU Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the RSU Agreement, including Appendix A thereto, as follows:

1.           The RSU Agreement is hereby renamed “Restricted Stock Units Agreement” and all references to “Performance-Based Restricted Stock Units Agreement” contained therein shall be replaced with references to “Restricted Stock Units Agreement”.

2.           Section 1.1(b) of the RSU Agreement is hereby amended to delete the phrase “and Vesting Prices (as set forth in Section 2.1(a) hereof)” in its entirety.

3.           Sections 2.1(a) and (b) of the RSU Agreement are hereby amended and restated in their entirety as follows:

“(a)           Subject to paragraphs (b) and (c)  below and to Section 2.2 hereof, the Restricted Stock Units shall vest in cumulative installments as follows:

(i)           Twenty percent (20%) of the Restricted Stock Units shall vest as of the first anniversary of the Grant Date;

(ii)           Twenty percent (20%) of the Restricted Stock Units shall vest on the second anniversary of the Grant Date;

(iii)           Twenty percent (20%) of the Restricted Stock Units shall vest on the third anniversary of the Grant Date;

(iv)           Twenty percent (20%) of the Restricted Stock Units shall vest on the fourth anniversary of the Grant Date; and

(v)           Twenty percent (20%) of the Restricted Stock Units shall vest on the fifth anniversary of the Grant Date.

(b)           Notwithstanding any provision to the contrary in paragraph (a) above, after the first anniversary of the Grant Date the Restricted Stock Units shall vest on a daily pro rata basis between each anniversary of the Grant Date, such that on the date of any determination an additional number of Restricted Stock Units shall be vested (rounded to the nearest whole share) equal to the product of (A) the number of Restricted Stock Units which would otherwise vest on the next anniversary of the Grant Date under paragraph (a) above, and (B) a fraction the numerator of which shall be the number of days which have elapsed since the immediately preceding anniversary of the Grant Date and the denominator of which shall be 365.”

4.           Section 2.2 of the RSU Agreement is hereby amended and restated in its entirety as follows:

“Section 2.2 – Forfeiture of Unvested Restricted Stock Units

Immediately upon the Executive’s Separation from Service (as defined in the Employment Agreement), the Executive shall forfeit any and all Restricted Stock Units granted under this Agreement which have not vested or do not vest on or prior to the date on which the Executive’s Separation from Service occurs, and the Executive’s rights in any such Restricted Stock Units which are not so vested shall lapse and expire; provided, however, that no such forfeiture shall exist and all Restricted Stock Units granted under this Agreement shall vest in the event of:

(a)           The Executive’s Separation from Service by reason of a termination by the Company without Cause or by the Executive for Good Reason or due to the Executive’s death or Disability (as such capitalized terms are defined in the Employment Agreement); or

(b)           The occurrence of a Change in Control (as defined in the Employment Agreement).”

5.           Appendix A of the RSU Agreement is hereby amended and restated in its entirety as follows:

“APPENDIX A

ADJUSTMENTS TO NUMBER OF RESTRICTED STOCK UNITS GRANTED

The following adjustments to the number of outstanding Restricted Stock Units shall be made from time to time by the Company, without duplication, in accordance with this Appendix A as follows:

(a)           In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the number of outstanding Restricted Stock Units as of immediately prior to the opening of business on the effective date for such subdivision or split shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the number of outstanding Restricted Stock Units as of immediately prior to the opening of business on the effective date for such combination shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the effective date for such subdivision, split or combination.

(b)           In case the Company shall hereafter pay or make a dividend or other distribution (other than ordinary quarterly cash dividends) in shares of Common Stock, cash or other property to all or substantially all holders of its outstanding shares of Common Stock, the number of Restricted Stock Units outstanding as of the date of payment of any such dividend or distribution shall be increased by a number of Restricted Stock Units equal to either (i) in the case of a stock dividend, the product of (x) the number of shares of Common Stock so distributed with respect to one share of Common Stock and (y) the number of Restricted Stock Units outstanding as of the date of payment of such stock dividend or (ii) in the case of all other dividends or distributions, the product of (x) the quotient obtained by dividing (A) the aggregate amount of cash and/or fair market value of other property which is paid with respect to one share of Common Stock in connection with such dividend or other distribution by (B) the Fair Market Value of a share of Common Stock on the date of payment of such dividend or distribution and (y) the number of Restricted Stock Units outstanding as of the date of payment of such dividend or other distribution.  In either case of clause (i) or (ii), such increase shall become effective as of the date of payment of such dividend or other distribution.

(c)           As soon as reasonably practicable in connection with any other corporate transactions or events not set forth in (a) or (b), including any such transaction that constitutes a recapitalization, reclassification, reorganization, merger, consolidation, split-up, combination, redemption, repurchase, dividend or other distribution, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or the Partnership, or exchange of Common Stock or other securities of the Company or the Partnership, or issuance of warrants, options or other rights to purchase Common Stock or other securities of the Company or the Partnership, or other similar corporate transaction or event, the Board or the Compensation Committee of the Board shall make a good faith determination as to what adjustments, if any, to the number of outstanding Restricted Stock Units are appropriate in order to preserve for the Restricted Stock Unit Holder the benefits or potential benefits intended to be provided to such Restricted Stock Unit Holder, and shall make any such adjustments at such time as it determines in good faith is appropriate in order to preserve for the Restricted Stock Unit Holder the benefits or potential benefits intended to be provided to such Restricted Stock Unit Holder.

(d)           Whenever an adjustment to the number of outstanding Restricted Stock Units is made pursuant to this Appendix A, the Company shall reasonably promptly provide the Restricted Stock Unit Holder with written notice setting forth the number of outstanding Restricted Stock Units held by the Restricted Stock Unit Holder after giving effect to such adjustments.”

6.           This First Amendment shall be and is hereby incorporated in and forms a part of the RSU Agreement.

7.           All other terms and provisions of the RSU Agreement shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

MAGUIRE PROPERTIES, INC.,
a Maryland corporation

By:  /s/ SHANT KOUMRIQIAN
Name:  Shant Koumriqian
Title:  Executive Vice President and
           Chief Financial Officer

MAGUIRE PROPERTIES, L.P.,
a Maryland limited partnership

By:          Maguire Properties, Inc., a Maryland corporation
                 General Partner

By:  /s/ SHANT KOUMRIQIAN
Name: Shant Koumriqian
Title:  Executive Vice President and
            Chief Financial Officer

EXECUTIVE

By:  /s/ NELSON C. RISING
        Nelson C. Rising